General	12 Months Ended
Dec. 31, 2022
General [Abstract]
GENERAL
NOTE 1:	GENERAL

a.

P.V. Nano Cell Ltd. (the “Company”) was incorporated in June 2009 under the laws of Israel. The Company along with its three fully owned Israeli subsidiaries: Nano Size Ltd. (“Nano Size”), Digiflex Ltd. (“Digiflex”) and JET CU P.C.B. Ltd. (“Jet CU”), and Digiflex’s fully owned US subsidiary Digiflex Inc (“Inc”), are mainly engaged in developing, manufacturing, marketing and commercializing conductive inks for digital inkjet conductive printing applications and manufacturing printing machines, which offer solutions for inkjet print-quality technologies. See Note 3 for additional information regarding the acquisition of Jet CU on July 26, 2020. The Company, Nano Size, Digiflex, Jet CU and Inc are jointly defined as the “Group”.

b.

Since its inception, the Group has incurred operating losses, negative cash flows from operations since inception and is in default in repayments of its convertible notes and does not have sufficient capital to repay such obligations which are currently due. During the year ended December 31, 2022, the Group used cash in operating activities of approximately $2.9 million, incurred a net loss of approximately $4.5 million and had a total accumulated deficit of approximately $40.6 million as of December 31, 2022. The Group requires additional financing in order to continue to fund its current operations and to pay existing and future liabilities.

The Group intends to finance operating costs over the next twelve (12) months through issuance of equity securities or debt and by increasing its inflow from revenue. The Group is currently negotiating with third parties in an attempt to obtain additional sources of funds. The satisfactory completion of these negotiations is essential to provide sufficient cash flow to meet current operating requirements. However, the Group cannot give any assurance that it will be able to achieve a level of profitability from the sale of its products to sustain its operations in the future. These conditions raise substantial doubt about the Group’s ability to continue as a going concern.

The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on recoverability and reclassification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.